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                                  PRESS RELEASE
                    FOR RELEASE DECEMBER 9, 2004 AT 4:00 P.M.

                          For More Information Contact
                                  David Meadows
                                 (410) 256-5000
                          Baltimore County Savings Bank

                               BCSB BANKCORP, INC.
                       REPORTS SEPTEMBER 30, 2004 RESULTS

BCSB Bankcorp, Inc. (NASDAQ: BCSB), the holding company for Baltimore County Savings Bank, FSB, reported $885,000 in net income for the year ended September 30, 2004. This compares to $1.3 million reported for the prior year.

The Company reported asset growth of approximately $105 million. Total assets as of September 30, 2004 reached $774 million. This compares to $668 million reported for the prior year. For the quarter ending September 30, 2004, the Company announced earnings of $265,000 as compared to $44,000 reported for the previous year's final quarter.

The Company also announced that it has entered into a long-term contract with Fiserv Solutions, Inc. to provide data processing services beginning in November of 2005. The Company anticipates savings in data processing expenses pursuant to the terms of the agreement over the next six years. However, the Bank's wholly owned subsidiary Baltimore County Savings Bank will recognize a one time net charge to its first quarter earnings for the fiscal year 2005 of approximately $123,000 associated with the termination of its existing data processing agreement.

The Bank further announced that two new full service branches to be located in the Honeygo Village Center on Honeygo Boulevard in eastern Baltimore County and in the Sparks Corporate Center just north of Hunt Valley, Maryland are nearing completion and should be open to the public in late January of 2005. The two new branches will bring the Bank's branch network up to 17 offices throughout the Baltimore Metropolitan region.

BCSB Bankcorp, Inc. is the holding company of Baltimore County Savings Bank, FSB which was founded in 1955. The Bank currently operates fifteen offices throughout the Baltimore metropolitan area. BCSB Bankcorp, Inc. became a publicly traded mutual holding company in July 1998.

This press release contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the Securities and Exchange Commission in its rules, regulations, and releases. The company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors, including but not limited to real estate values, local and national economic conditions and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the company or any other person that results expressed therein will be achieved. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.



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                                       BCSB Bankcorp, Inc.
                                 Summary of Financial Highlights
                         Consolidated Statements of Financial Condition
                                           (Unaudited)


                                                                September 30,           September 30,
                                                                    2004                    2003
                                                               --------------          --------------
                                                                        (Dollars in Thousands)
ASSETS
Cash, equivalents and time deposits                            $     17,815             $     23,208
Investment Securities                                               161,545                  123,890
Loans and Mortgage Backed Securities                                557,027                  499,901
Other Assets                                                         37,231                   21,199
                                                               ------------             ------------
TOTAL ASSETS                                                   $    773,618             $    668,198

LIABILITIES
Deposits                                                       $    580,622             $    551,929
Borrowed Money                                                      120,920                   32,268
Trust Preferred Securities                                               --                   22,500
Junior Subordinated Debentures                                       23,197                       --
Other Liabilities                                                     4,750                   16,733
                                                               ------------             ------------
TOTAL LIABILITIES                                              $    729,489             $    623,430
TOTAL STOCKHOLDERS' EQUITY                                           44,129                   44,768
                                                               ------------             ------------
TOTAL LIABILITIES & STOCKHOLDERS EQUITY                        $    773,618             $    668,198

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                                      Consolidated Statements of Operations
                                                   (Unaudited)

                                                               12 Months ended September 30,         3 Months ended September 30,
                                                              -------------------------------        -----------------------------
                                                                 2004                 2003              2004               2003
                                                              -----------          ----------        ----------         ----------
                                                                  (Dollars in Thousands)                (Dollars in Thousands)
Interest Income                                               $    32,234          $   33,166        $    8,489         $    7,637
Interest Expense                                                   16,362              16,107             4,362              3,881
                                                              -----------          ----------        ----------         ----------
Net Interest Income                                           $    15,872          $   17,059        $    4,127         $    3,756
Provisions for Loan Losses                                            487               1,359               130                160
                                                              -----------          ----------        ----------         ----------
Net Interest Income After Provision for Loan Losses           $    15,385          $   15,700        $    3,997         $    3,596
Total Non-Interest Income                                           1,379               1,588               137                243
Total Non-Interest Expense                                         15,735              15,336             3,863              3,910
                                                              -----------          ----------        ----------         ----------
Income Before Income Taxes                                    $     1,029          $    1,952        $      271         $      (71)
Income Tax Provision                                                  144                 655                 6               (115)
                                                              -----------          ----------        ----------         ----------
NET INCOME (LOSS)                                             $       885          $    1,297        $      265         $       44
                                                              -----------          ----------        ----------         ----------

Basic Earnings (Loss) Per Share                               $      0.15          $     0.23        $     0.04         $     0.00
                                                              -----------          ----------        ----------         ----------

Diluted Earnings (Loss) Per Share                             $      0.15          $     0.22        $     0.04         $     0.00
                                                              -----------          ----------        ----------         ----------
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